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                                   EXHIBIT A


         This Agreement is entered into by and among Center Partners, Ltd., an Illinois limited partnership, UIDC Holdings, L.P., a Delaware limited partnership, Urban-Water Tower Associates, an Illinois general partnership, JMB/Miami Investors, L.P., a Delaware limited partnership, Miami Associates, L.P., an Illinois limited partnership, JMB Properties Company, an Illinois general partnership, JMB RES Managers, Inc., a Delaware corporation, Old Orchard Limited Partnership, an Illinois limited partnership, JMB Realty Corporation, a Delaware corporation, the 1975 Judd D. Malkin Life Insurance Trust, Neil G. Bluhm and Judd D. Malkin.

         Each of the persons named above hereby agrees that the Schedule 13D of even date herewith and to which this Agreement is attached as an exhibit, which is to be filed with the Securities and Exchange Commission, is to be filed on behalf of each such person.

         This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf this 3rd day of October, 2000.

                                Center Partners, Ltd.

                                By:      JMB Realty Corporation
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Executive Vice President


                                UIDC Holdings, L.P.

                                By:      JMB Realty Corporation
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Executive Vice President


                                Urban-Water Tower Associates

                                By:      UIDC Holdings, L.P.
                                         General Partner

                                By:      JMB Realty Corporation
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Executive Vice President



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                                By:      Water Tower Associates-I, L.P.
                                         General Partner

                                By:      JMB Realty Corporation
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Executive Vice President



                                JMB/Miami Investors, L.P.

                                By:      JMB Investment Holdings-I, Inc.
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Vice President


                                JMB RES Managers, Inc.


                                By: /s/ Gary A. Nickele
                                Name: Gary A. Nickele
                                Title: Vice President


                                Miami Associates, L.P.

                                By:      JMB Investment Holdings-I, Inc.
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Vice President


                                JMB Properties Company

                                By:      JMB RES Managers, Inc.
                                         General Partner

                                         By: /s/ Gary A. Nickele
                                         Name: Gary A. Nickele
                                         Title: Vice President

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                                Old Orchard Limited Partnership

                                By:      UIDC Holdings, L.P.
                                         General Partner

                                         By:    JMB Realty Corporation
                                                General Partner

                                                By: /s/ Gary A. Nickele
                                                Name: Gary A. Nickele
                                                Title: Executive Vice President

                                JMB Realty Corporation

                                        By: /s/ Gary A. Nickele
                                        Name: Gary A. Nickele
                                        Title: Executive Vice President


                                1975 Judd D. Malkin Life Insurance Trust

                                        By: /s/ Judd D. Malkin
                                        Name: Judd D. Malkin
                                        Title: Trustee



                                  /s/ Neil G. Bluhm
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                                  Neil G. Bluhm


                                  /s/ Judd D. Malkin
                                  ---------------------------------------------
                                  Judd D. Malkin